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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                F O R M   8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
                                August 1, 1994
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                               (Date of Report)


                          National City Corporation
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            (Exact name of registrant as specified in its charter)

Delaware                            1-10074                34-1111088
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(State or other jurisdiction      (Commission             (IRS Employer
  of incorporation)               File Number)            Identification No.)


1900 East Ninth Street, Cleveland, Ohio                                  44114
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(Address of prinicipal executive offices)                            (Zip Code)


                                 216-575-2000
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             (Registrant's telephone number, including area code)




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Item 5.  Other Events
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         On July 25, 1994, the Registrant issued a Press Release announcing that its Board of Directors has authorized the purchase, in the open market or otherwise, of up to 10 million additional shares of the Corporation's issued and outstanding common stock subject to a total purchase limit of $300 million.







Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  None.

         b)  PRO FORMA FINANCIAL INFORMATION:  None.

         c)  EXHIBIT:

         Exhibit 99.1 Press Release dated July 25, 1994 incorporated herein by reference.





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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 29, 1994                By      /s/ Robert G. Siefers
                                      -------------------------------------
                                            Robert G. Siefers
                                            Executive Vice President
                                            and Chief Financial Officer




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